SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2002

Hawthorne Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(310) 725-5000

Item 5. Other Events

     On October 8, 2002, the Registrant issued a press release updating the results of the First Fidelity Merger and expansion of securities repurchase program. A copy of the press release is attached as exhibit 99.1 hereto. Paragraphs 1 and 2, the last sentence of paragraph 4, paragraphs 5 through 11, and paragraph 13 are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1	Press Release dated October 8, 2002

Item 9. Regulation FD Disclosure

     Paragraphs 3 and 12, the first sentence of paragraph 4, and the last sentences of paragraph 9 and 10 included herein as Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

By:	/s/ David Rosenthal

David Rosenthal Executive Vice President and Chief Financial Officer

Date: October 11, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 8, 2002